                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 14, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                84-1032638
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(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)

   4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri      64116
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           (Address of principal executive offices)            (Zip Code)

    Registrant's telephone number, including area code      (816) 584-5000
                                                      --------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On November 14, 2005, the Compensation  Committee of American Italian Pasta
Company  (the  "Company")  approved a  retention  bonus for the Chief  Financial
Officer.  Under the terms of the retention bonus, George Shadid, Chief Financial
Officer, would receive a bonus of up to $290,000. Of this amount, $145,000 would be payable upon completion of the ongoing Audit Committee investigation, and the remaining  $145,000  would be payable in June 2006,  in each case if Mr.  Shadid remains an active employee at the time of payment.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 Retention Bonus for Chief Financial Officer.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  November 18, 2005          AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description

     10.1         Retention Bonus for Chief Financial Officer